                                                                    Exhibit 99.1

                             JOINT FILER INFORMATION

        This Statement on Form 4 is filed jointly by (i) Corvina Holdings
Limited ("Corvina"), (ii) Cortaire Limited ("Cortaire"), (iii) Gamay Holdings
Limited ("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard
Branson, (vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments
Limited ("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited
("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The
Libra Trust, the Jupiter Trust, the Mars Trust, the Venus Trust, the Leo Trust
and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.) Limited ("RBC Trustees"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, the Capricorn Trust,
The Pisces Trust and The Saturn Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of Corvina, Cortaire,
Gamay, VGHL, the RBC Trustees and the RBC Trusts is La Motte Chambers, St.
Helier, Jersey JE1 1BJ. The principal business address of Sir Richard Branson is
Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin
Islands. The principal business address of Cougar and Plough is St. Paul's Gate,
New Street, St. Helier, Jersey JE4 8ZP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey
GY1 3WT.

        Name of Designated Filer: Corvina Holdings Limited

        Date of Event Requiring Original Statement:  November 2, 2009

        Issuer Name and Ticker or Trading Symbol: Virgin Mobile USA, Inc.
        (NYSE: VM)

        Date:  November 4,  2009

                                    Corvina Holdings Limited

                                    /s/ Paul Fauvel
                                    --------------------------------------------
                                        Paul Fauvel, as Director

                                    Cortaire Limited

                                    /s/ Paul Fauvel
                                    --------------------------------------------
                                        Paul Fauvel, as Director

                                    Gamay Holdings Limited

                                    /s/ Paul Fauvel
                                    --------------------------------------------
                                        Paul Fauvel, as Director

                                    Virgin Group Holdings Limited

                                    /s/ Paul Fauvel
                                    --------------------------------------------
                                        Paul Fauvel, as Director

                                    Sir Richard Branson

                                    /s/ Sir Richard Branson
                                    --------------------------------------------

                                    Cougar Investments Limited

                                    /s/ Nicola Margetts
                                    --------------------------------------------
                                        Nicola Margetts, as Director

                                    Plough Investments Limited

                                    /s/ Nicola Margetts
                                    --------------------------------------------
                                        Nicola Margetts, as Director

                                    RBC Trustees (C.I.) Limited (as trustee
                                    for the RBC Trusts)

                                    /s/ Paul Fauvel
                                    --------------------------------------------
                                        Paul Fauvel, as Director

                                    Deutsche Bank Trustee Services (Guernsey)
                                    Limited

                                    /s/ Aaron Mullins
                                    --------------------------------------------
                                        Aaron Mullins, as Authorized Signatory

                                    /s/ Jonathan Kirby
                                    --------------------------------------------
                                        Jonathan Kirby, as Authorized Signatory

                                    Deutsche Bank Trustee Services (Guernsey)
                                    Limited

                                    /s/ Aaron Mullins
                                    --------------------------------------------
                                        Aaron Mullins, as Authorized Signatory

                                    /s/ Jonathan Kirby
                                    --------------------------------------------
                                        Jonathan Kirby, as Authorized Signatory